Rule 497(e)
                                                       Registration No. 2-82710

                             FUNDAMENTAL FUNDS, INC
                              (New York Muni Fund)

                         SUPPLEMENT DATED MARCH 9, 1998
                             TO NEW YORK MUNI FUND'S
                         PROSPECTUS DATED APRIL 30, 1997


         The following information supplements the "Determination of Net Asset Value" section of the Fund's Prospectus:

         The value used by the Fund in computing the current price per share for the purpose of purchase and redemption of Fund shares (the net asset value per share) means an amount which reflects calculations to the nearest 1/10th of one cent.